Exhibit 99.2

                                  $439,327,000
                                APPROXIMATE(1)(4)
                                  GSAMP 2005-S2
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

---------------------------------------------------------------------------------------------------------------------
                APPROXIMATE      EXPECTED        INITIAL                   ESTIMATED     PRINCIPAL       EXPECTED
  OFFERED        PRINCIPAL        CREDIT      PASS-THROUGH      FIXED /    AVG. LIFE      PAYMENT     FITCH/ MOODY'S
CERTIFICATES   BALANCE(1)(4)    SUPPORT(6)       RATE(5)        FLOATING   (YRS)(2)     WINDOW(2)(3)     RATINGS
---------------------------------------------------------------------------------------------------------------------
A              $325,585,000       30.95%       LIBOR+[ ]%       Floating     1.10       06/05-01/08      AAA/Aaa
M-1              40,223,000       21.95%       LIBOR+[ ]%       Floating     4.92       06/09-06/10      AA+/Aa2
M-2              29,274,000       15.40%       LIBOR+[ ]%       Floating     4.11       09/08-06/10       A+/A2
M-3              11,396,000       12.85%       LIBOR+[ ]%       Floating     3.87       07/08-06/10        A/A3
M-4               8,492,000       10.95%          [ ]%           Fixed       3.80       06/08-06/10       A/Baa1
B-1               8,715,000        9.00%          [ ]%           Fixed       3.75       05/08-06/10     BBB+/Baa2
B-2               8,938,000        7.00%          [ ]%           Fixed       3.70       04/08-06/10      BBB/Baa3
B-3               6,704,000        5.50%          [ ]%           Fixed       3.67       03/08-06/10      BBB/Ba1
---------------------------------------------------------------------------------------------------------------------
Total          $439,327,000
---------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 25% CPR.
(2) Assuming payment based on the pricing speeds outlined in Key Terms -- Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Offered Certificates.
(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in November 2034. (4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%
(5) See the "Structure of the Offered Certificates' section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(6) The credit enhancement includes overcollateralization of 550% Overcollateralization builds from an initial level of 170% commencing in July 2005.

SELECTED MORTGAGE POOL DATA(1)
------------------------------

     --------------------------------------------------------------------
                                                             Aggregate
     --------------------------------------------------------------------
     Scheduled Principal Balance:                       $  458,429,537
     Number of Mortgage Loans:                                   9,388
     Average Scheduled Principal Balance:               $       48,831
     Weighted Average Gross Coupon:                              9.947%
     Weighted Average Net Coupon(2):                             9.437%
     Weighted Average FICO Score:                                 :671
     % Second Lien Loans:                                       100,00%
     Weighted Average Combined Original LTV Ratio:               99.49%
     Weighted Average Stated Remaining Term (months):              240
     Weighted Average Seasoning (months):                           11
     % of Fixed-Rate Loans:                                     100,00%
     % Full Doc Loans:                                           45.10%
     % Purchase Loans:                                           87.73%
     % Primary Occupancy Loans:                                  99.98%
     % Single Family Loans and PUD:                              85.33%
     State with highest representation: CA                  CA   55.78%
     --------------------------------------------------------------------

(1) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Pee Rate.






This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

         o The mortgage loans in the transaction consist of fixed rate, second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Long Beach Mortgage Company.

         o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.70% building to a target of 5.50%, (starting in July 2005) excess spread and a Pool Insurance Policy.

         o Approximately 95.91% of the Mortgage Loans will be covered by a Pool Insurance Policy.

         o Long Beach Mortgage Company will act as Master Servicer for all the Mortgage Loans and Washington Mutual Bank, F.A. will act as Sub-Servicer.

         o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or
                  (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7,2003.

         o The transaction will be modeled on INTEX as "G5A05502" and on Bloomberg as "GSAMP 05-S2".

         o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TIME TABLE
----------

EXPECTED CLOSING DATE:         May 13, 2005

STATISTICAL CALCULATION DATE:  April 1, 2005

CUT-OFF DATE:                  May 1, 2005

EXPECTED PRICING DATE:         Week of May 2, 2005

FIRST DISTRIBUTION DATE:       June 27, 2005

KEY TERMS
---------

OFFERED CERTIFICATES:          Class A, Class M, and Class B Certificates

LIBOR CERTIFICATES:            Class A, Class M-1, Class M-2, and Class M-3 Certificates

FIXED RATE CERTIFICATES:       Class M-4, Class B-1, Class B-2, and Class B-3 Certificates

CLASS A CERTIFICATES:          Class A Certificates

CLASS M CERTIFICATES:          Class M-1, Class M-2, Class M-3, and Class M-4 Certificates

CLASS B CERTIFICATES:          Class B-1, Class B-2, and Class B-3 Certificates

DEPOSITOR:                     GS Mortgage Securities Corp.

LEAD MANAGER:                  Goldman, Sachs & Co.

CO-MANAGER:                    WaMu Capital Corp.

MASTER SERVICER:               Long Beach Mortgage Company

SUB-SERVICER:                  Washington Mutual Bank, F.A.

TRUSTEE:                       Deutsche Bank National Trust Company

CO-TRUSTEE:                    Wachovia Bank, National Association

POOL INSURANCE PROVIDER:       Radian Insurance Inc.

SERVICING FEE RATE:            50 bps

TRUSTEE FEE RATE:              1 bp or less

DISTRIBUTION DATE :            25th day of the month or the following Business Day

MORTGAGE LOANS:                The trust will consist of fixed rate, second lien residential mortgage loans

RECORD DATE:                   For any Distribution Date, the last Business Day of the Interest Accrual Period

DELAY DAYS:                    0 day delay on the LIROR Certificates, 24 day delay on the Fixed Rate
                               Certificates

DAY COUNT:                     Actual/360 basis for the LIROR Certificates, 30/360 basis for the Fixed Rate
                               Certificates

PREPAYMENT PERIOD:             The calendar month prior to the month in which the Distribution Date occurs

DUE PERIOD:                    The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

INTEREST ACCRUAL PERIOD::      For the LIROR Certificates, from the prior
                               Distribution Date to the day prior to the current
                               Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, from and including the first day of the month prior to month in which the current Distribution
                               Date occurs to and including the last day of such month.

PRICING PREPAYMENT             CPR starting at 15% CPR in the first month of the
                               mortgage loan (i.e. loan age) ASSUMPTION: and increasing to 35% CPR in month 12 (an approximate
                               1.818% increase per month), and remaining at 35%
                               CPR thereafter

EXCESS SPREAD:                 The initial weighted average net coupon of the
                               mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 25% CPR:

                               Initial Gross WAC:                                         9.9469%

                               Less Servicing and Trustee Fee:                            0.5100%
                                                                                     ------------------
                               Net WAC                                                    9.4369%

                               Less Initial Wtd. Avg. Certificate Coupon (Approx.):       3.5028%
                                                                                     ------------------
                               Initial Excess Spread:                                     5.9341%

                               (1) amount will vary on each distribution date
                                   based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count

                               (2) Assumes 1-month LIBOR equal to 1100%, initial
                                   marketing spreads and a 30-day month This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count

SERVICER ADVANCING:            Yes as to principal and interest, subject to
                               recoverability

COMPENSATING INTEREST:         Long Reach will pay compensating interest up to
                               the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment
                               Period and (B) 50 bps per annum on the aggregate principal balance of the mortgage loans at the beginning of each related Due Period

OPTIONAL CLEAN-UP CELL:        The transaction has a 10% Optional Clean-up Call

RATING AGENCIES:               Fitch Ratings and Moody's Investor Services, Inc.
                               will each rate all of the Offered Certificates.

MINIMUM DENOMINATION:          $25,000 with regard to each of the Offered
                               Certificates

LEGAL INVESTMENT:              It is anticipated that the Offered Certificates
                               will not be SMMEA eligible

ERISA ELIGIBLE:                Underwriter's exemption is expected to apply to
                               all Offered Certificates. However, prospective purchasers should consult their own counsel

TAX TREATMENT                  All Offered Certificates represent REMIC regular
                               interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PROSPECTUS:                    The Offered Certificates will be offered pursuant
                               to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD RE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES







This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE OFFERED CERTIFICATES
-------------------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS
---------------------------------------------------

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIROR Certificates, at a rate of one-month LIROR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable from excess cash flow after payment of all required principal payments on such future Distribution Dates.

DEFINITIONS
-----------

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) initial overcollateralization of 1.70% building to 5.50% commencing in July 2005 (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 11.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and (4) with respect to approximately 95.91% of the Mortgage Loans, a Pool Insurance Policy.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

POOL INSURANCE POLICY. For any Distribution Date, the Pool Insurance Provider, or its successor, will provide a pool insurance policy on approximately 95.91% of the Mortgage Loans (the "Covered Mortgage Loans"), that will cover losses as described in the Pool Insurance Policy after cumulative losses on the Covered Mortgage Loans exceed 10.00% and until cumulative losses on the Covered Mortgage Loans equal 13.35% of the original aggregate principal balance of the respective Covered Mortgage Loans.

STEP-DOWN DATA The earlier of (A) the Distribution Date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 61.90%.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------
  CLASS       INITIAL SUBORDINATION PERCENTAGE(1)     STEP-DOWN DATE PERCENTAGE
--------------------------------------------------------------------------------
    A                     30.95%                                 61.90%
--------------------------------------------------------------------------------
   M-1                    21.95%                                 43.90%
--------------------------------------------------------------------------------
   M-2                    15.40%                                 30.80%
--------------------------------------------------------------------------------
   M-3                    12.85%                                 25.70%
--------------------------------------------------------------------------------
   M-4                    10.95%                                 21.90%
--------------------------------------------------------------------------------
   B-1                     9.00%                                 18.00%
--------------------------------------------------------------------------------
   B-2                     7.00%                                 14.00%
--------------------------------------------------------------------------------
   B-3                     5.50%                                 11.00%
--------------------------------------------------------------------------------

(1) Includes Target Overcollateralization amount

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 41.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

--------------------------------------------------------------------------------
    DISTRIBUTION DATE                  CUMULATIVE REALIZED LOSS PERCENTAGE
--------------------------------------------------------------------------------
   June 2007- May 2008            3.05% for the first month, plus an additional
                                    1/12th of 1.25% for each month thereafter
--------------------------------------------------------------------------------
  June 2008 - May 2009            4.75% for the first month, plus an additional
                                    1/12th of 3.50% for each month thereafter
--------------------------------------------------------------------------------
  June 2009 - May 2010            8.25% for the first month, plus an additional
                                    1/12th of 2.75% for each month thereafter
--------------------------------------------------------------------------------
  June 2010 - May 2011            11.00% for the first month, plus an additional
                                    1/12th of 2.50% for each month thereafter
--------------------------------------------------------------------------------
June 2011 and thereafter                                13.50%
--------------------------------------------------------------------------------

STEP-UP COUPONS. For all Offered Certificates the margin will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, Class M-2, and Class M-3 Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

CLASS A PASS-THROUGH RATE. The Class A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS M-3 PASS-THROUGH RATE. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-4 PASS-THROUGH RATE. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

CLASS B-I PASS-THROUGH RATE. The Class 8-1 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

CLASS B-2 PASS-THROUGH RATE. The Class 9-2 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

CLASS B-3 PASS-THROUGH RATE. The Class 9-3 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

WAC CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

CLASS A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the WAC Cap. Class A Basis Risk Carry Forward Amounts will only be payable on the Class A Certificates while their class certificate balance is greater than zero.

CLASS M-1 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for the Class M-1 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class M-1 Certificates' Pass-Through Rate (without regard to the WAC Cap). Class M-1 Basis Risk Carry Forward Amount will only be payable on the Class M-1 Certificates while their class certificate balance is greater than zero.

CLASS M-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for the Class M-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class M-2 Certificates' Pass-Through Rate (without regard to the WAC Cap). Class M-2 Basis Risk Carry Forward Amount will only be payable on the Class M-2 Certificates while their class certificate balance is greater than zero.

CLASS M-3 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for the Class M-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class M-3 Certificates' Pass-Through Rate (without regard to the WAC Cap). Class M-3 Basis Risk Carry Forward Amount will only be payable on the Class M-3 Certificates while their class certificate balance is greater than zero.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ACCRUED CERTIFICATE INTEREST. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date for the LIBOR certificates) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

INTEREST REMITTANCE AMOUNT ON THE OFFERED CERTIFICATES. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and Trustee Fee.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

         (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

         (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

         (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds (including proceeds received from the Pool Insurance Policy) received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

         (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and Trustee Fee) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REALIZED LOSSES. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds (including proceeds from the Pool Insurance Policy) and condemnation awards together with accrued and unpaid interest therein, net of amounts reimbursable to the applicable Servicer for the related advances in respect of such Mortgage Loan.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 38.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 56.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 69.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 74.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 78.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class 9-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 86.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class 9-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class 8-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

INTEREST DISTRIBUTIONS ON THE OFFERED CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

         (i) From the Remittance Amounts to the Class A Certificates, their Accrued Certificate Interest,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

         (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE OFFERED CERTIFICATES.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

         (i) to the Class A Certificates until their class certificate balance has been reduced to zero,

         (ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

         (iii) to the Class B Certificates sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

         (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution, until their class certificate balance has been reduced to zero,

         (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

         (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

         (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

         (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

         (vi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

         (vii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

         (viii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date (other than June 2005), any Net Monthly Excess Cashflow shall be paid sequentially as follows:

         (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

         (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

         (iii) sequentially to the Class A and then to the Class M-1, Class M-2, and Class M-3 Certificates any Basis Risk Carry Forward Amount for such classes

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.






This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE(1)
----------------------------------------------------

    PRODUCT       NO PENALTY     1-12 MONTHS   13-24 MONTHS   25-36 MONTHS    37-48 MONTHS   49-60 MONTHS       TOTAL
    -------       ----------     -----------   ------------   ------------    ------------   ------------       -----
15 Year Fixed   $ 21,471,520      $      0      $   268,286     $      0       $     0          $    0      $ 21,739,806
20 Year Fixed    386,278,794             0          700,078       56,171             0               0       387,035,044
30 Year Fixed     29,526,316       349,156       19,039,076      740,139             0               0        49,654,687
-------------   ------------      --------      -----------     --------       -------          ------      ------------
TOTAL:          $437,276,631      $349,155      $20,007,441     $796,310       $     0          $    0      $458,429,537
=============   ============      ========      ===========     ========       =======          ======      ============


    PRODUCT      NO PENALTY     1-12 MONTHS   13-24 MONTHS   25-36 MONTHS    37-48 MONTHS   49-60 MONTHS
    -------      ----------     -----------   ------------   ------------    ------------   ------------
15 Year Fixed       4.68%          0.00%           0.06%          0.00%          0.00%           0.00%
20 Year Fixed      84.26           0.00            0.15           0.01           0.00            0.00
30 Year Fixed       6.44           0.08            4.15           0.16           0.00            0.00
-------------      -----           ----            ----           ----           ----            ----
TOTAL:             95.39%          0.08%           4.36%          0.17%          0.00%           0.00%
=============      =====           ====            ====           ====           ====            ====


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE CLASS M AND CLASS B CERTIFICATES
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumption (as defined on page 4 above) is applied

o        1-month LIBOR curves (as of close on April 25, 2005) are used

o        100% loss severity

o        There is a 6 month lag in recoveries

o Run to maturity with collateral losses calculated through the life of the applicable bond

o        Certificates are priced at par, except for the Cass B priced at 88.92%

o        Delinquency Triggers are failing day one

--------------------------------------------------------------------------------------------------------------------
                                        FIRST DOLLAR OF LOSS            LIBOR FLAT                  0% RETURN
--------------------------------------------------------------------------------------------------------------------
                CDR (%)                                17.15                       17.36                     18.86
                Yield (%)                             4.8339                      4.3580                    0.0249
                WAL                                     4.95                        5.09                      5.31
CLASS M-1       Modified Duration                       4.36                        4.40                      4.70
                Principal Window             Oct 08 - Jul 34             Oct 08 - Jul 34           Jan 09 - Jan 34
                Principal Writedown        50,362.41 (0.13%)         1,348,068.05(3.35%)     10,513,178.47(26.14%)
                Total Collat Loss     131,210,866.47(29.36%)     132,447,958.31 (29.64%)    141,089,716.52(31.57%)
--------------------------------------------------------------------------------------------------------------------
                CDR (%)                                12.73                       12.98                     14.12
                Yield (%)                             5.1577                      4.4178                    0.0015
                WAL                                     6.03                        6.23                      6.24
CLASS M-2       Modified Duration                       5.13                        5.21                      5.59
                Principal Window             Sep 09 - Sep 34             Oct 09 - Sep 34            Mar 10- Sep 34
                Principal Writedown         31,699.61(0.11%)         1,782,581.80(6.09%)     9,629,338.69 (32.89%)
                Total Collat Loss     103,480,397.37(23.15%)      105,140,594.76(23.53%)    112,565,617.77(25.19%)
--------------------------------------------------------------------------------------------------------------------
                CDR(%)                                 11.14                       11.27                     11.81
                Yield (%)                             5.3363                      4.5410                    0.0084
                WAL                                     7.87                        8.09                      7.86
CLASS M-3       Modified Duration                       6.38                        6.47                      6.93
                Principal Window              Jul 11 -Sep 34              Aug 11 -Sep 34            May 12- Sep 34
                Principal Writedown        65,601.76 (0.58%)         1,008,722.69(8.85%)      4,903,438.27(43.03%)
                Total Collat Loss       92,641,046.18(20.73%)      93,545,940.72(20.93%)     97,268,686.25(21.76%)
--------------------------------------------------------------------------------------------------------------------
                CDR (%)                                 9.99                         N/A                     10.56
                Yield (%)                             6.1665                                                0.0273
                WAL                                     8.58                                                  8.29
CLASS M-4       Modified Duration                       6.47                                                  7.02
                Principal Window             Mar 12 - Sep 34                                       Apr 13 - Sep 34
                Principal Writedown        50,722.39 (0.60%)                                  4,326,415.10(50.95%)
                Total Collat Loss      84,485,532.34(18.90%)                                88,562,029.79 (19.82%)
--------------------------------------------------------------------------------------------------------------------
                CDR (%)                                 8.86                         N/A                      9.43
                Yield (%)                             6.2755                                                0.0037
                WAL                                     8.74                                                  8.30
CLASS B-1       Modified Duration                       6.54                                                  7.11
                Principal Window             Apr 12 - Sep 34                                       Jul 13 - Sep 34
                Principal Writedown        38,156.50 (0.44%)                                 4,526,435.72 (51.94%)
                Total Collat Loss      76,198,417.09(17.05%)                                 80,413,396.52(17.99%)
--------------------------------------------------------------------------------------------------------------------
                CDR (%)                                 7.81                         N/A                      8.33
                Yield (%)                             6.6493                                                0.0108
                WAL                                     8.92                                                  7.92
CLASS B-2       Modified Duration                       6.52                                                  7.21
                Principal Window             Jun 12 - Sep 34                                       Sep 13 - Sep 34
                Principal Writedown         74,318.89(0.83%)                                  4,700,372.14(52.59%)
                Total Collat Loss      68,242,541.61(15.27%)                                 72,214,134.34(16.16%)
--------------------------------------------------------------------------------------------------------------------
                CDR (%)                                 5.86                         N/A                      6.63
                Yield (%)                             8.4711                                                0.0602
                WAL                                     8.30                                                  5.53
CLASS B-3       Modified Duration                       6.07                                                  6.07
                Principal Window             Nov 12 - Oct 14                                       Nov 12 - Aug 13
                Principal Writedown        78,391.54 (1.17%)                                 3,162,236.86 (47.17%)
                Total Collat Loss       52,343,403.36(11.71%)                                58,119,134.71(13.00%)
--------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC CAP. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. An actual/360 Daycount convention is used.

            DISTRIBUTION     WAC CAP             DISTRIBUTION     WAC CAP
  PERIOD        DATE           (%)      PERIOD       DATE           (%)
 --------   ------------    --------    ------   ------------    ---------
    1          Jun-05        6.5839       48        May-09        9.4384
    2          Jul-05        9.4369       49        Jun-09        9.1340
    3          Aug-05        9.1325       50        Jul-09        9.4385
    4          Sep-05        9.1325       51        Aug-09        9.1341
    5          Oct-05        9.4370       52        Sep-09        9.1341
    6          Nov-05        9.1326       53        Oct-09        9.4386
    7          Dec-05        9.4370       54        Nov-09        9.1342
    8          Jan-06        9.1326       55        Dec-09        9.4387
    9          Feb-06        9.1327       56        Jan-10        9.1343
    10         Mar-06        10.1112      57        Feb-10        9.1343
    11         Apr-06        9.1327       58        Mar-10        10.1130
    12         May-06        9.4372       59        Apr-10        9.1344
    13         Jun-06        9.1328       60        May-10        9.4389
    14         Jul-06        9.4372       61        Jun-10        9.1345
    15         Aug-06        9.1328       62        Jul-10        9.4390
    16         Sep-06        9.1329       63        Aug-10        9.1346
    17         Oct-06        9.4373       64        Sep-10        9.1346
    18         Nov-06        9.1329       65        Oct-10        9.4392
    19         Dec-06        9.4374       66        Nov-10        9.1347
    20         Jan-07        9.1330       67        Dec-10        9.4393
    21         Feb-07        9.1330       68        Jan-10        9.1348
    22         Mar-07        10.1116      69        Feb-11        9.1349
    23         Apr-07        9.1331       70        Mar-1l        10.1137
    24         May-07        9.4375       71        Apr-1l        9.1350
    25         Jun-07        9.1331       72        May-1l        9.4396
    26         Jul-07        9.4376       73        Jun-1l        9.1351
    27         Aug-07        9.1332       74        Jul-11        9.4397
    28         Sep-07        9.1332       75        Aug-11        9.1352
    29         Oct-07        9.4377       76        Sep-11        9.1353
    30         Nov-07        9.1333       77        Oct-1l        9.4399
    31         Dec-07        9.4378       78        Nov-1l        9.1354
    32         Jan-08        9.1333       79        Dec-1l        9.4400
    33         Feb-08        9.1334       80        Jan-12        9.1355
    34         Mar-08        9.7633       81        Feb-12        9.1356
    35         Apr-08        9.1334       82        Mar-12        9.7657
    36         May-08        9.4379       83        Apr-12        9.1357


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            DISTRIBUTION     WAC CAP             DISTRIBUTION     WAC CAP
  PERIOD        DATE           (%)      PERIOD       DATE           (%)
 --------   ------------    --------    ------   ------------    ---------
    37         Jun-08        9.1335       84        May-12        9.4403
    38         Jul-08        9.4380       85        Jun-12        9.1358
    39         Aug-08        9.1336       86        Jul-12        9.4404
    40         Sep-08        9.1336       87        Aug-12        9.1360
    41         Oct-08        9.4381       88        Sep-12        9.1360
    42         Nov-08        9.1337       89        Oct-12        9.4406
    43         Dec-08        9.4382       90        Nov-12        9.1362
    44         Jan-09        9.1338       91        Dec-12        9.4408
    45         Feb-09        9.1338       92        Jan-13        9.1363
    46         Mar-09        10.1125      93        Feb-13        9.1364
    47         Apr-09        9.1339       94        Mar-13        10.1154



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  PERIOD     DISTRIBUTION DATE    WAC CAP (%)
                  ------     -----------------    -----------
                    95            Apr-13             9.1365
                    96            May-13             9.4412
                    97            Jun-13             9.1367
                    98             Jul 3             9.4413
                    99            Aug-13             9.1369
                    100           Sep-13             9.1369
                    101           Oct-13             9.4416
                    102           Nov-13             9.1371
                    103           Dec-i 3            9.4418
                    104           Jan-14             9.1373
                    105           Feb-14             9.1374
                    106           Mar-14            10.1165
                    107           Apr-14             9.1375
                    108           May-14             9.4422
                    109           Jun-14             9.1377
                    110           Jul-14             9.4424
                    111           Aug-14             9.1379
                    112           Sep-14             9.1380
                    113           Oct-14             9.4427
                    114           Nov-14             9.1382
                    115           Dec-14             9.4429
                    116           Jan-15             9.1384
                    117           Feb-15             9.1385
                    118           Mar-15            10.1178
                    119           Apr-15             9.1388
                    120           May-15             9.4435




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

EXCESS SPREAD. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. 1-month Forward LIBOR curves (as of close on April 25, 2005) are used and a 30/360 Daycount convention.

          DISTRIBUTION      FORWARD       EXCESS                DISTRIBUTION    FORWARD       EXCESS
PERIOD        DATE          LIBOR(%)    SPREAD (%)     PERIOD       DATE        LIBOR(%)     SPREAD (%)
------    ------------      --------    ----------     ------   ------------    --------     ----------
   1         Jun-05          3.100        4.6150         48        May-09         4.600        4.7239
   2         Jul-05          3.309        5.7361         49        Jun-09         4.609        4.5947
   3         Aug-05          3.454        5.5040         50        Jul-09         4.619        4.7162
   4         Sep-05          3.560        5.4173         51        Aug-09         4.630        4.5809
   S         Oct-05          3.673        5.4418         52        Sep-09         4.639        4.5740
   6         Nov-05          3.766        5.2561         53        Oct-09         4.649        4.6940
   7         Dec-05          3.822        5.3380         54        Nov-09         4.658        4.5595
   8         Jan-06          3.944        5.1287         55        Dec-09         4.667        4.6807
   9         Feb-06          3.926        5.1610         56        Jan-10         4.678        4.5443
  10         Mar-06          3.980        5.4865         57        Feb-10         4.685        4.5390
  11         Apr-06          4.041        5.1000         58        Mar-10         4.693        4.9189
  12         May-06          4.091        5.1963         59        Apr-10         4.702        4.5260
  13         Jun-06          4.123        5.0621         60        May-10         4.711        4.6483
  14         Jul-06          4.150        5.1601         61        Jun-10         4.720        4.5123
  15         Aug-06          4.180        5.0208         62        Jul-10         4.729        4.3748
  16         Sep-06          4.214        4.9966         63        Aug-10         4.739        4.2314
  17         Oct-06          4.249        5.0894         64        Sep-10         4.748        4.2246
  18         Nov-06          4.277        4.9543         65        Oct-10         4.758        4.3534
  19         Dec-06          4.293        5.0621         66        Nov-10         4.766        4.2108
  20         Jan-07          4.380        4.8845         67        Dec-10         4.775        4.3409
  21         Feb-07          4.319        4.9362         68        Jan-11         4.784        4.1971
  22         Mar-07          4.333        5.2698         69        Feb-11         4.793        4.1903
  23         Apr-07          4.352        4.9229         70        Mar-11         4.800        4.5976
  24         May-07          4.367        5.0290         71        Apr-11         4.811        4.1766
  25         Jun-07          4.375        4.9190         72        May-11         4.817        4.3100
  26         July 07         4.380        5.0304         73        Jun-11         4.826        4.1652
  27         Aug-07          4.389        4.9235         74        Jul-11         4.835        4.2967
  28         Sep-07          4.399        4.9245         75        Aug-11         4.843        4.1522
  29         Oct-07          4.407        5.0305         76        Sep-11         4.852        4.1454
  30         Nov-07          4.417        4.9294         77        Oct-11         4.862        4.2768
  31         Dec-07          4.426        5.0325         78        Nov-11         4.871        4.1309
  32         Jan-08          4.435        4.9367         79        Dec-11         4.880        4.2636
  33         Feb-08          4.446        4.8025         80        Jan-12         4.890        4.1164
  34         Mar-08          4.455        4.8265         81        Feb-12         4.900        4.1088
  35         Apr-08          4.464        4.5727         82        Mar-12         4.909        4.3825
  36         May-08          4.474        4.7132         83        Apr-12         4.919        4.1229
  37         Jun-08          4.487        4.6146         84        May-12         4.929        4.2881
  38         Jul 08          4.498        4.7503         85        Jun-12         4.942        4.1708
  39         Aug-08          4.512        4.6305         86        Jul-12         4.950        4.3407
  40         Sep-08          4.521        4.6279         87        Aug-12         4.961        4.2273
  41         Oct-08          4.532        4.7493         88        Sep-12         4.971        4.2573
  42         Nov-08          4.543        4.6184         89        Oct-12         4.980        4.4316
  43         Dec-08          4.553        4.7402         90        Nov-12         4.989        4.3234
  44         Jan-09          4.563        4.6100         91        Dec-12         4.998        4.5013
  45         Feb-09          4.572        4.6068         92        Jan-13         5.006        4.3969
  46         Mar-09          4.580        4.9836         93        Feb-13         5.016        4.4352
  47         Apr-09          4.589        4.6016         94        Mar-13         5.022        4.9077





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       DISTRIBUTION     FORWARD       EXCESS
             PERIOD        DATE        LIBOR(%)     SPREAD (%)
            ---------  -------------   --------     ----------
               95         Apr-13         5.029        4.5218
               96         May-13         5.037        4.7081
               97         Jun-13         5.048        4.6074
               98         Jul 13         5.057        4.7977
               99         Aug-13         5.067        4.7017
               100        Sep-13         5.075        4.7529
               101        Oct-13         5.083        4.9508
               102        Nov-13         5.092        4.8613
               103        Dec-13         5.097        5.0669
               104        Jan-14         5.104        4.9833
               105        Feb-14         5.111        5.0470
               106        Mar-14         5.115        5.5346
               107        Apr-14         5.120        5.1875
               108        May-14         5.126        5.3963
               109        Jun-14         5.134        5.3367
               110        Jul 14         5.141        5.5462
               111        Aug-14         5.149        5.4991
               112        Sep-14         5.155        5.5873
               113        Oct-14         5.161        5.8010
               114        Nov-14         5.168        5.7756
               115        Dec-14         5.172        5.9931
               116        Jan-15         5.177        5.9847
               117        Feb-15         5.182        6.0939
               118        Mar-15         5.185        6.5192
               119        Apr-15         5.190        6.3220
               120        May-15         5.195        6.5403




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PREPAYMENT TABLE FOR THE CLASS A, CLASS M, AND CLASS B CERTIFICATES
-------------------------------------------------------------------

The assumptions for the Prepayment table below are as follows:

         o        Run to maturity

         o        Assumes that the 25th of each month is a business day

         o        Static LIBOR


--------------------------------------------------------------------------------
   CLASS A        50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                3.01       1.92       1.10        0.86       0.70      0.57
First Prin Pay        1          1          1           1         1          1
Last Prin Pay       217        176         32          24        19         15
--------------------------------------------------------------------------------
   CLASS M-1      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.40        5.81      6.16        4.72      3.71       2.95
First Prin Pay      39          47         49          37        29         23
Last Prin Pay       208        163        136         105        83         66
--------------------------------------------------------------------------------
   CLASS M-2     50 PPA      75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.39       5.42       4.48        3.43      2.70       2.15
First Prin Pay       39         42         40          31        24         19
Last Prin Pay       201        154        116         89         70         56
--------------------------------------------------------------------------------
   CLASS M-3      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.37       5.31       4.23        3.23      2.54       2.03
First Prin Pay       39         41         38          29        23         18
Last Prin Pay       191       1434        107          83        65         52
--------------------------------------------------------------------------------
   CLASS M-4      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.35       5.26       4.14        3.17      2.49       1.99
First Prin Pay       39         40         37          28        22         17
Last Prin Pay       186        138        103          79        62         49
--------------------------------------------------------------------------------
   CLASS B-1      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.33       5.22       4.07        3.12      2.45       1.95
First Prin Pay       39         39         36          27        21         17
Last Prin Pay       180        133         99          76        60         47
--------------------------------------------------------------------------------
   CLASS B-2      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.29       5.17       4.00        3.07      2.41       1.93
First Prin Pay       39         38         35          26        21         16
Last Prin Pay       174        127         94          72        57         45
--------------------------------------------------------------------------------
   CLASS B-3      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                7.23       5.10       3.93        3.01      2.36        1.88
First Prin Pay       39         38         34          26        20          16
Last Prin Pay       165        118         88          67        53          42
--------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PREPAYMENT TABLE FOR THE CLASS A. CLASS M. AND CLASS B CERTIFICATES

The assumptions for the Prepayment table below are as follows:

o        Run to maturity
o        Assumes that the 25th of each month is a business day
o        Static LIBOR


--------------------------------------------------------------------------------
   CLASS A        50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 2.85       1.79       1.10       0.86        0.70      0.57
First Prin Pay         1          1          1          1           1         1
Last Prin Pay        122         84         32         24          19        15
--------------------------------------------------------------------------------
   CLASS M-1      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       5.32       4.92       3.78        2.98      2.35
First Prin Pay        39         47         49         37          29        23
Last Prin Pay        122         84         61         47          37        29
--------------------------------------------------------------------------------
   CLASS M-2      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       4.95       4.11       3.15        2.48      1.97
First Prin Pay        39         42         40         31          24        19
Last Prin Pay        122         84         61         47          37        29
--------------------------------------------------------------------------------
   CLASS M-3      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       4.86       3.87       2.97        2.34      1.86
First Prin Pay        39         41         38         29          23        18
Last Prin Pay        122         84         61         47          37        29
--------------------------------------------------------------------------------
   CLASS M-4      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       4.83       3.80       2.91        2.29      1.83
First Prin Pay        39         40         37         28          22        17
Last Prin Pay        122         84         61         47          37        29
--------------------------------------------------------------------------------
   CLASS B-1      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       4.80       3.75       2.87        2.26      1.79
First Prin Pay        39         39         36         27          21        17
Last Prin Pay        122         84         61         47          37        29
--------------------------------------------------------------------------------
   CLASS B-2      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       4.79       3.70       2.84        2.29      1.79
First Prin Pay        39         38         35         26          21        16
Last Prin Pay        122         84         61         47          37        29
--------------------------------------------------------------------------------
   CLASS B-3      50 PPA     75 PPA     100 PPA    125 PPA    150 PPA    175 PPA
--------------------------------------------------------------------------------
WAL                 6.81       4.77       3.67       2.81        2.21      1.75
First Prin Pay        39         38         34         26          20        16
LastPrin Pay         122         84         61         47          37        29
--------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              THE MORTGAGE LOANS(1)


SCHEDULED PRINCIPAL BALANCE:                                 $458,429,537
NUMBER OF MORTGAGE LOANS:                                           9,388
AVERAGE SCHEDULED PRINCIPAL BALANCE:                              $48,831
WEIGHTED AVERAGE GROSS COUPON:                                     9.947%
WEIGHTED AVERAGE NET COUPON: (2)                                   9.437%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                 671
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                               19.57%
WEIGHTED AVERAGE COMBINED ORIGINAL LTV RATIO:                      99.49%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                      240
WEIGHTED AVERAGE SEASONING (MONTHS):                                   11
PERCENTAGE OF FIXED RATE LOANS:                                   100.00%
PERCENTAGE OF SECOND LIEN LOANS:                                  100.00%

(1) All percentages are calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent o the Weighted Average Gross Coupon less initial servicing and trustee fees.


                                      DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                    WEIGHTED
                                          PCT. OF    WEIGHTED  WEIGHTED               AVG.
    CURRENT         NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
   PRINCIPAL         OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
    BALANCE         LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
-----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
$25,000 & Below     1,631   $ 30,864,793    6.73%     9.910%     655     $ 18,924     99.45%     58.24%       99.94%
$25,001-$50,000     3,996    144,870,466   31.60      9.980      664       36,254     99.47      52.47       100.00
$50,001-$75,000     2,183    133,994,991   29.23      9.947      674       61,381     99.54      40.04        99.95
$75,001-$100,000    1,216    105,821,675   23.08      9.933      679       87,024     99.41      32.50       100.00
$100,001-$125,000     269     29,765,862    6.49      9.912      675      110,654     99.77      49.86       100.00
$125,001-$150,000      76     10,297,981    2.25      9.934      664      135,500     99.38      70.04       100.00
$150,001-$200,000      16      2,607,125    0.57      9.640      673      162,945     98.94      93.81       100.00
$200,001-$250,000       1        206,646    0.05      8.750      691      206,646    100.00     100.00       100.00
-----------------   -----   ------------  ------      -----      ---     --------     -----      -----        -----
TOTAL:              9,388   $458,429,537  100.00%     9.947%     671     $ 48,831     99.49%     45.10%       99.98%
=================   =====   ============  ======      =====      ===     ========     =====      =====        =====



                                             DISTRIBUTION BY CURRENT RATE

                                                                                    WEIGHTED
                                          PCT. OF    WEIGHTED  WEIGHTED               AVG.
                    NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                     OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
  CURRENT RATE      LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
-----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
7.50 - 7.99%           6      $ 153,075     0.03%     7.911%    678      $25,513     99.43%     82.45%       100.00%
8.00 - 8.49%         136      3,365,145     0.73      8.016     643       24,744     99.76      64.90        100.00
8.50 - 8.99%        1,517    74,765,833    16.31      8.810     697       49,285     99.29      96.22        100.00
9.00 - 9.49%          28      1,402,645     0.31      9.220     685       50,094     99.62      39.27        100.00
9.50 - 9.99%        4,553   226,076,260    49.32      9.802     687       48,654     99.52      21.68         99.97
10.00 - 10.49%        670    32,110,223     7.00     10.237     631       47,926     99.41      96.27        100.00
10.50 - 10.99%      1,970    99,251,056    21.65     10.787     642       50,381     99.53      35.96        100.00
11.00 - 11.49%         87     3,541,570     0.77     11.224     618       40,708     99.54      62.62         99.49
11.50 - 11.99%        420    17,720,789     3.87     11.545     602       42,192     99.74      79.62        100.00
12.00 - 12.49%          1        42,941     0.01     12.000     621       42,941    100.00       0.00        100.00
--------------      -----  ------------   ------      -----     ---      -------     -----      -----         -----
TOTAL:              9,388  $458,429,537   100.00%     9.947%    671      $48,831     99.49%     45.10%        99.98%
==============      =====  ============   ======      =====     ===      =======     =====      =====         =====




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             DISTRIBUTION BY CREDIT SCORE

                                                                                    WEIGHTED
                                          PCT. OF    WEIGHTED  WEIGHTED               AVG.
                    NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                     OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
  CREDIT SCORE      LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
-----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
740 & above           604    $32,561,640    7.10%      9.467%     761     $53,910     99.57%      30.82%     100.00%
720 - 739             593     32,348,633    7.06       9.511      729      54,551     99.60       25.69      100.00
700 - 719             840     44,997,924    9.82       9.516      709      53,569     99.37       26.36      100.00
680 - 699           1,332     69,120,799   15.08       9.508      689      51,892     99.36       28.71       99.89
660 - 679           1,727     86,307,194   18.83       9.696      669      49,975     99.40       31.01      100.00
640 - 659           1,930     93,585,143   20.41      10.315      649      48,490     99.59       36.06      100.00
620 - 639             966     42,910,064    9.36      10.241      630      44,420     99.42       93.58       99.96
600 - 619             899     37,944,658    8.28      10.808      610      42,208     99.58       98.60      100.00
580 - 599             395     14,458,449    3.15      11.101      589      36,604     99.86       99.73      100.00
560 - 579             102      4,195,034    0.92      11.094      577      41,128     99.70      100.00      100.00
-----------         -----    -----------  ------       -----      ---     -------     -----       -----       -----
TOTAL:              9,388    $58,429,537  100.00%      9.947%     671     $48,831     99.49%      45.10%      99.98%
===========         =====    ===========  ======       =====      ===     =======     =====       =====       =====



                                                 DISTRIBUTION BY LIEN

                                                                                    WEIGHTED
                                          PCT. OF    WEIGHTED  WEIGHTED               AVG.
                    NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                     OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
      LIEN          LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
-----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
Second              9,388   $458,429,537  $100.00%     9.947%     671     $48,831     99.49%     45.10%      99.98%
---------------     -----   ------------  -------      -----      ---     -------     -----      -----       -----
TOTAL:              9,388   $458,429,537  $100.00%     9.947%     671     $48,831     99.49%     45.10%      99.98%
===============     =====   ============  =======      =====      ===     =======     =====      =====       =====




                                        DISTRIBUTION BY COMBINED ORIGINAL LTV

                                                                                    WEIGHTED
                                          PCT. OF    WEIGHTED  WEIGHTED               AVG.
                    NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
  COMBINED           OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
ORIGINAL LTV        LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
-----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
60.00% & Below         4   $    206,712     0.05%      9.005%    689     $51,678     24.72%      53.37%      100.00%
70.01 - 80.00%         3        148,644     0.03      10.558     637      49,548     75.87       66.55       100.00
80.01 - 85.00%        17        682,691     0.15       9.917     682      40,158     84.11       21.47       100.00
85.01 - 90.00%       130      5,770,596     1.26       9.849     673      44,389     89.63       44.17       100.00
90.01 - 95.00%       444     22,143,812     4.83       9.909     673      49,873     94.65       43.12       100.00
95.01 - 100.00%    8,790    429,477,082    93.68       9.951     671      48,860     99.94       45.24        99.98
---------------    -----   ------------   ------       -----     ---     -------     -----       -----        -----
TOTAL:             9,388   $458,429,537   100.00%      9.947%    671     $48,831     99.49%      45.10%       99.98%
===============    =====   ============   ======       =====     ===     =======     =====       =====        =====



                                            DISTRIBUTION BY DOCUMENTATION

                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                    OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
DOCUMENTATION      LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
Stated            4,822    $250,851,303 54.72%      10.045%     687       $52,022      99.49%       0.00%     99.97%
Full              4,552    206,744,797  45.10        9.828      651       45,418       99.49      100.00      99.99
Limited              14     833,438      0.18        9.888      654       59,531       99.58        0.00     100.00
-------------     -----    ------------------        -----      ---       -------      -----       -----      -----
TOTAL:            9,388    $458,429,537100.00%       9.947%     671       $48,831      99.49%      45.10%     99.98%
=============     =====    ==================        =====      ===       =======      =====       =====      =====



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               DISTRIBUTION BY PURPOSE

                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                    OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
    PURPOSE        LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
Purchase            8,208  $402,191,255    87.73%     9.933%    673     $49,000     99.61%     42.12%        99.98%
Refinance-Cashout   1,044    50,254,350    10.96     10.041     653      48,136     98.59      66.26         99.96
Refinance-No
Cashout               136     5,983,932     1.31     10.064     653      44,000     98.86      67.25        100.00
-----------------   -----  ------------   ------      -----     ---     -------     -----      -----         -----
TOTAL:              9,388  $458,429,537   100.00%     9.947%    671     $48,831     99.49%     45.15%        99.98%
=================   =====  ============   ======      =====     ===     =======     =====      =====         =====




                                              DISTRIBUTION BY OCCUPANCY

                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                    OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
  OCCUPANCY        LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
Owner
Occupied           9,386   $458,338,008    99.98%     9.947      671     $48,832    99.49       45.10%      100.00%
Non Owner              1         73,494     0.02      9.750      685      73,494    100.00       0.00         0.00
Second Home            1         18,035     0.00     11.000      633      18,035    100.00     100.00         0.00
---------------    -----   ------------   ------      -----      ---     -------    -----       -----        -----
TOTAL:             9,388   $458,429,537   100.00%     9.947%     671     $48,831    99.49%      45.10%       99.98%
===============    =====   ============   ======      =====      ===     =======    =====       =====        =====




                                            DISTRIBUTION BY PROPERTY TYPE

                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                    OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
PROPERTY TYPE      LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
Single Family     6,648    $327,035,046    71.34%    9.948      671     $49,193     99.49%     44.34%        99.99%
PUD               1,382      64,156,899    13.99     9.992      661      46,423     99.55      55.23        100.00
Condo               922      41,374,840     9.03     9.888      674      44,875     99.45      46.53        100.00
2-4 Units           414      25,101,755     5.48     9.920      687      60,632     99.37      26.40         99.71
Townhouse            22         760,997     0.17     9.928      665      34,591    100.00      55.03        100.00
-----------       -----    ------------   ------     -----      ---     -------     -----      -----         -----
TOTAL:            9,388    $458,429,537   100.00%    9.947%     671     $48,831     99.49%     45.10%        99.98%
===========       =====    ============   ======     =====      ===     =======     =====      =====         =====



                                                DISTRIBUTION BY STATE

                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                    OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
     STATE         LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
CA                 3,920   $255,706,201    55.78%     9.938      679    $65,231     99.49%     35.55%       100.00%
TX                 1,109   $ 32,321,765     7.05      9.724      659     29,145     99.59      54.41        100.00
CO                   679     29,021,658     6.33     10.051      655     42,742     99.29      67.00        100.00
FL                   771     26,649,646     5.81     10.017      663     34,565     99.71      53.41        100.00
WA                   573     24,844,899     5.42      9.974      661     43,359     99.57      64.58        100.00
IL                   246     10,520,712     2.29     10.094      673     42,767     99.65      36.37        100.00
OR                   281     10,509,052     2.29      9.992      662     37,399     99.71      60.93        100.00
NY                   143      9,510,989     2.07      9.946      682     66,510     99.26      25.26        100.00
UT                   204      6,694,108     1.46     10.022      663     32,814     99.55      59.38        100.00
GA                   154      5,786,358     1.26     10.107      652     37,574     99.86      61.66        100.00
Other              1,308     46,864,149    10.22      9.957      655     35,829     99.46      60.46         99.80
------------       -----   ------------   ------      -----      ---    -------     -----      -----         -----
TOTAL:             9,388   $458,429,537   100.00%     9.947%     671    $48,831     99.49%     45.10%        99.98%
============       =====   ============   ======      =====      ===    =======     =====      =====         =====




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 DISTRIBUTION BY ZIP

                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
                    OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
     ZIP           LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
95111                48   $  3,678,268     0.80       9.920%     686     $76,631     99.73%     29.19%      100.00%
94565                49      3,285,628     0.72      10.057      676      67,054     99.72      36.82       100.00
95376                41      2,847,368     0.62       9.886      678      69,448     99.79      43.78       100.00
94544                35      2,650,156     0.58       9.982      675      75,719     99.73      34.74       100.00
95122                27      2,202,007     0.48       9.784      684      81,556     99.84      30.92       100.00
95127                25      2,100,744     0.46       9.761      684      84,030     99.82      39.21       100.00
94587                24      2,089,453     0.46      10.160      665      87,061     99.42      60.20       100.00
94806                30      2,072,524     0.45      10.033      689      69,084     99.44      16.03       100.00
93635                40      2,009,161     0.44      10.049      672      50,229    100.00      39.62       100.00
94804                30      1,985,634     0.43      10.189      674      66,129     99.74      18.00       100.00
Other              9,039   433,508,396    94.56       9.945      670      47,960     99.47      45.68        99.98
-----------        -----  ------------   ------       -----      ---     -------     -----      -----        -----
TOTAL:             9,388  $458,429,537   100.00%      9.947%     671     $48,831     99.49%     45.10%       99.98%
===========        =====  ============   ======       =====      ===     =======     =====      =====        =====



                                     DISTRIBUTION BY REMAINING MONTHS TO MATURITY


                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
REMAINING          NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
MONTHS TO           OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
MATURITY           LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
1 - 180            681    $ 21,738,806     4.74%     9.521%      661     $31,923     99.19%     53.70%      100.00%
181-240          7,787     387,035,044    84.43      9.975       672      49,703     99.49      43.59        99.98
241-360            920      49,654,687    10.83      9.913       668      53,972     99.57      53.11       100.00
------------     -----    ------------   ------      -----       ---     -------     -----      -----        -----
TOTAL            9,388    $458,429,537   100.00%     9.947%      671     $48,831     99.49%     45.10%       99.98%
============     =====    ============   ======      =====       ===     =======     =====      =====        =====




                                          DISTRIBUTION BY AMORTIZATION TYPE


                                                                                   WEIGHTED
                                         PCT. OF    WEIGHTED  WEIGHTED               AVG.
                   NUMBER                POOL BY      AVG.      AVG.      AVG.      COMBO.
AMORTIZATION        OF      PRINCIPAL   PRINCIPAL    GROSS     CURRENT  PRINCIPAL  ORIGINAL   PCT. FULL   PCT. OWNER
    TYPE           LOANS     BALANCE     BALANCE     COUPON     FICO     BALANCE      LTV        DOC       OCCUPIED
----------------   -----     -------     -------     ------     ----     -------   --------   ---------    --------
Fixed             9,388   $458,429,537   100.00%     9.947%      671     $48,831     99.49%     45.10%      99.98%
------------      -----   ------------   ------      -----       ---     -------     -----      -----       -----
TOTAL:            9,388   $458,429,537   100.00%     9.947%      671     $48,831     99.49%     45.10%      99.98%
============      =====   ============   ======      =====       ===     =======     =====      =====       =====




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may. from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.